                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 12, 2001


                                 VERISIGN, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)



        000-23593                                             94-3221585
----------------------------                          --------------------------
       (Commission                                          (IRS Employer
       File Number)                                       Identification No.)



   487 EAST MIDDLEFIELD ROAD, MOUNTAIN VIEW, CA                    94043
--------------------------------------------------------------------------------
    (Address of principal executive offices)                     (Zip Code)



                                 (650) 961-7500
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 2:  Acquisition or Disposition of Assets.

     On December 12, 2001, we completed our acquisition of Illuminet Holdings, Inc. ("Illuminet"), a Delaware corporation, with Illuminet becoming a wholly-owned subsidiary of VeriSign. As a result of the transaction, we exchanged 0.93 shares of our stock for each outstanding Illuminet share upon closing, or a total of approximately 34 million shares of VeriSign common stock for all outstanding Illuminet shares. In addition, VeriSign assumed all outstanding Illuminet options. The transaction will be accounted for as a purchase business combination and is intended to be a tax-free reorganization. As a result of the acquisition, we acquired certain plant, equipment or other physical property that Illuminet used in its business and we intend to continue such use.

     A copy of the press release announcing the completion of the acquisition is attached as an exhibit under Item 7(c) of this report.

Item 7:  Financial Statements and Exhibits.

     (a) Financial Statements of Business Acquired.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

         2.01 Agreement and Plan of Merger dated September 23, 2001, by and among VeriSign, Inc., Illinois Acquisition Corporation, and Illuminet Holdings, Inc. (1)

         2.02 Stock Option Agreement dated September 23, 2001 by and between VeriSign, Inc. and Illuminet Holdings, Inc. (2)

         2.03 Form of Voting Agreement dated September 23, 2001, by and between VeriSign, Inc. and each of certain individual stockholders of Illuminet Holdings, Inc. (3)

         99.01 Press Release dated December 12, 2001. *

(1) Incorporated by reference to Exhibit 2.01 to the Registrant's Registration Statement on Form S-4 (File No. 333-71280) filed with the Commission on October 10, 2001.

(2) Incorporated by reference to Exhibit 4.03 to the Registrant's Registration Statement on Form S-4 (File No. 333-71280) filed with the Commission on October 10, 2001.

(3) Incorporated by reference to Exhibit 4.04 to the Registrant's Registration Statement on Form S-4 (File No. 333-71280) filed with the Commission on October 10, 2001.

*  Filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        VERISIGN, INC.



Date:  December 26, 2001                By: /s/ JAMES M. ULAM
                                            ------------------------------------
                                            James M. Ulam
                                            Senior Vice President,
                                             General Counsel